United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: January 8, 2026

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
5.000% Notes due 2029	O29B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30B	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
3.375% Notes due 2031	O31B	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
3.875% Notes due 2035	O35B	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
5.250% Notes due 2041	O41	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 8, 2026, Realty Income Corporation (the “Company”) issued $862,500,000 principal amount of its 3.500% Convertible Senior Notes due 2029 (the “Notes”). The Notes were issued pursuant to, and are governed by, an indenture (the “Indenture”), dated as of January 8, 2026, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). Pursuant to the purchase agreement between the Company and the representatives of the initial purchasers of the Notes, the Company granted the initial purchasers an option to purchase, for settlement within a period of 13 days from, and including, the date the Notes are first issued, up to an additional $112,500,000 principal amount of Notes. The Notes issued on January 8, 2026 include $112,500,000 principal amount of Notes issued pursuant to the full exercise by the initial purchasers of such option.

The Notes will be the Company’s senior, unsecured obligations and will be (i) equal in right of payment with the Company’s existing and future senior, unsecured indebtedness; (ii) senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated to the Notes; (iii) effectively subordinated to the Company’s existing and future secured indebtedness, to the extent of the value of the collateral securing that indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and (to the extent the Company is not a holder thereof) preferred equity, if any, of the Company’s subsidiaries.

The Notes will accrue interest at a rate of 3.500% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, beginning on July 15, 2026. The Notes will mature on January 15, 2029, unless earlier repurchased, redeemed or converted. Before October 15, 2028, noteholders will have the right to convert their Notes only upon the occurrence of certain events. From and after October 15, 2028, noteholders may convert their Notes at any time at their election until the close of business on the second scheduled trading day immediately before the maturity date. The Company will settle conversions by paying cash and, if applicable, delivering shares of its common stock, based on the applicable conversion rate. However, upon conversion of any Notes, the conversion value, which will be determined over an “Observation Period” (as defined in the Indenture) consisting of twenty (20) trading days, will be paid in cash up to at least the principal amount of the Notes being converted. The initial conversion rate is 14.4051 shares of common stock per $1,000 principal amount of Notes, which represents an initial conversion price of approximately $69.42 per share of common stock. The conversion rate and conversion price will be subject to customary adjustments upon the occurrence of certain events. In addition, if certain corporate events that constitute a “Make-Whole Fundamental Change” (as defined in the Indenture) occur, then the conversion rate will, in certain circumstances, be increased for a specified period of time.

Subject to the terms of the Indenture, if the Company determines that redeeming the Notes is necessary to preserve its status as a real estate investment trust for U.S. federal income tax purposes, then, the Company will have the right, exercisable at its election, to redeem all or part of the Notes before the maturity date, at a cash redemption price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, calling any Note for redemption will constitute a Make-Whole Fundamental Change with respect to that Note, in which case the conversion rate applicable to the conversion of that Note will be increased in certain circumstances if it is converted after it is called for redemption.

If certain corporate events that constitute a “Fundamental Change” (as defined in the Indenture) occur, then, subject to a limited exception for certain cash mergers, noteholders may require the Company to repurchase their Notes at a cash repurchase price equal to the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date. The definition of Fundamental Change includes certain events with respect to the ownership of the Company’s common stock, certain business combination transactions involving the Company, certain de-listing events with respect to the Company’s common stock and the approval of a liquidation or dissolution plan by the Company’s stockholders.

The Notes will have customary provisions relating to the occurrence of “Events of Default” (as defined in the Indenture), which include the following: (i) certain payment defaults on the Notes (which, in the case of a default in the payment of interest on the Notes, will be subject to a 30-day cure period); (ii) the Company’s failure to send certain notices under the Indenture within specified periods of time; (iii) a default in the Company’s obligation to convert the Notes in accordance with the Indenture if such default is not cured within 5 days after its occurrence; (iv) the Company’s failure to comply with certain covenants in the Indenture relating to the Company’s ability to consolidate with or merge with or into, or sell, lease or otherwise transfer, in one transaction or a series of transactions, all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to another person; (v) a default by the Company in its other obligations or agreements under the Indenture or the Notes if such default is not cured or waived within 60 days after notice is given in accordance with the Indenture; (vi) certain defaults by the Company or any of its significant subsidiaries with respect to indebtedness for borrowed money of at least above a threshold specified in the Indenture; and (vii) certain events of bankruptcy, insolvency and reorganization involving the Company or any of its significant subsidiaries.

If an Event of Default involving bankruptcy, insolvency or reorganization events with respect to the Company (and not solely with respect to a significant subsidiary of the Company) occurs, then the principal amount of, and all accrued and unpaid interest on, all of the Notes then outstanding will immediately become due and payable without any further action or notice by any person. If any other Event of Default occurs and is continuing, then, the Trustee, by notice to the Company, or noteholders of at least 25% of the aggregate principal amount of Notes then outstanding, by notice to the Company and the Trustee, may declare the principal amount of, and all accrued and unpaid interest on, all of the Notes then outstanding to become due and payable immediately. However, notwithstanding the foregoing, the Company may elect, at its option, that the sole remedy for an Event of Default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture consists exclusively of the right of the noteholders to receive special interest on the Notes for up to 360 days at a specified rate per annum not exceeding 0.50% on the principal amount of the Notes.

The above description of the Indenture and the Notes is a summary and is not complete. A copy of the Indenture and the form of the certificate representing the Notes are filed as exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Indenture and the Notes set forth in such exhibits.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.03 above is incorporated by reference into this Item 3.02. The Notes were issued to the initial purchasers in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in transactions not involving any public offering. The Notes were resold by the initial purchasers to persons whom the initial purchasers reasonably believe are “qualified institutional buyers,” as defined in, and in accordance with, Rule 144A under the Securities Act. Any shares of the Company’s common stock that may be issued upon conversion of the Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. Initially, a maximum of 14,909,175 shares of the Company’s common stock may be issued upon conversion of the Notes, based on the initial maximum conversion rate of 17.2860 shares of common stock per $1,000 principal amount of Notes, which is subject to customary anti-dilution adjustment provisions.

Item 7.01. Regulation FD Disclosure.

On January 8, 2026, the Company issued a press release announcing the closing of the previously announced offering of the Notes to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this report, the words “estimate,” “anticipate,” “assume,” “expect,” “believe,” “intend,” “continue,” “should,” “may,” “likely,” “plan,” “seek,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements regarding the Notes, including the conversion thereof and the intended use of the net proceeds including the repurchase of shares of the Company’s common stock; discussions of our business and portfolio including management thereof; our platform; growth strategies, investment pipeline and intentions to acquire or dispose of properties (including geographies, timing, partners, clients and terms); operations and results; the announcement of operating results, strategy, plans, and the intentions of management, sources and uses of capital; our share repurchase program; settlement of shares of common stock sold pursuant to forward sale confirmations under our at-the-market program; dividends, including the amount, timing and payments of dividends; and macroeconomic and other business trends, including interest rates and trends in the market for long-term leases of freestanding, single-client properties.

Forward-looking statements are subject to risks, uncertainties, and assumptions about Realty Income Corporation which may cause our actual future results to differ materially from expected results. Some of the factors that could cause actual results to differ materially are, among others, our continued qualification as a real estate investment trust; general domestic and foreign business, economic, or financial conditions; competition; fluctuating interest and currency rates; inflation and its impact on our clients and us; access to debt and equity capital markets and other sources of funding (including the terms and partners of such funding); volatility and uncertainty in the credit and financial markets; other risks inherent in the real estate business, including our clients’ solvency, client defaults under leases, increased client bankruptcies, potential liability relating to environmental matters, illiquidity of real estate investments (including rights of first refusal or rights of first offer), and potential damages from natural disasters; impairments in the value of our real estate assets; volatility and changes in domestic and foreign laws and the application, enforcement or interpretation thereof (including with respect to tax laws and rates); property ownership through co-investment ventures, funds, joint ventures, partnerships and other arrangements which, among other things, may transfer or limit our control of the underlying investments; epidemics or pandemics; the loss of key personnel; the outcome of any legal proceedings to which we are a party or which may occur in the future; acts of terrorism and war; the anticipated benefits from mergers, acquisitions, co-investment ventures, funds, joint ventures, partnerships and other arrangements; and those additional risks and factors discussed in our reports filed with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements. Those forward-looking statements are not guarantees of future plans and performance and speak only as of the date of this report. Past operating results and performance are provided for informational purposes and are not a guarantee of future results. There can be no assurance that historical trends will continue. Actual plans and results may differ materially from what is expressed or forecasted in this report and expectations and forecasts made in the forward-looking statements discussed in this report may not materialize. We do not undertake any obligation to update forward-looking statements or publicly release the results of any forward-looking statements that may be made to reflect events or circumstances after the date these statements were made or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1*	Indenture, dated as of January 8, 2026, between Realty Income Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2	Form of certificate representing the 3.500% Convertible Senior Notes due 2029 (included as Exhibit A to Exhibit 4.1).
99.1	Press Release, dated January 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain annexes and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes and schedules upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any annexes or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2026	REALTY INCOME CORPORATION

	By:	/s/ Bianca Martinez
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary